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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT

                             Frontegra Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                  ------------
                               December 31, 1999

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FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     5
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Schedule of Investments                                                   6
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Statement of Assets and Liabilities                                       9
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Statement of Operations                                                  10
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Statements of Changes in Net Assets                                      11
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Financial Highlights                                                     12
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Notes to Financial Statements                                            13
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

The Frontegra Growth Fund finished the year with a strong fourth quarter gain of 20.9%, thereby contributing to a total return in 1999 of 25.0%.

                                                    1/1/99-12/31/99
                                                    ---------------
          Frontegra Growth Fund                          25.0%
          Russell 1000 Growth Index                      33.2%
          S&P 500 Stock Index                            21.0%
          S&P 400 Mid-Cap Index                          14.7%
          S&P 600 Small-Cap Index                        12.4%

The investment environment in 1999 was again one of "haves" versus "have-nots." The technology sector was the big winner, posting a gain of over 75% while the non-technology companies were up only 5%. Very large, short-term increases in stock prices, such as the move in the technology stocks during 1998 and 1999, are usually accompanied by an increase in risk - generally in the form of higher P/E multiples. Due to the increased risk and our decision not to invest in the new and highly unproven business models of most internet companies, the Fund was underweighted to technology for most of 1999 and thus, modestly underperformed the technology heavy large-cap growth indices. Our average exposure to technology was 23% during 1999 versus 33% for the Russell 1000 Growth Index and 22% for the S&P 500 Stock Index. However, while we were underweighted to the sectors, our stock selection was very good with our technology holdings up over 80% during the year.

Our strategy for achieving long-term performance is to focus on a diversified portfolio of growth companies with sustainable competitive advantages. During periods when a very select group of companies drives the overall return of an index, it is not unexpected that your Fund may trail that index for a short period of time. Given our more diversified approach and the resulting lower risk level of the portfolio, we are very happy to report a return of 25% for the year ended December 31, 1999.

YOUR TOP PERFORMING STOCKS DURING 1999

With the strength in the technology sector during 1999 it is not surprising that three of our four best performing holdings were from this area. In addition, while none of these holdings would be considered "dot.com" companies, each did benefit from the growth in the internet infrastructure and content spending.

LIBERTY MEDIA (LMG.A) holds ownership interests in cable, broadcast-television, and satellite networks such as Discovery Channel, BET Cable Network, Court TV, TV Guide Channel and QVC. Liberty Media has been our favorite media company for the past five years. The company continues to benefit from the increasing demand for entertainment content from an increasing number of vendors such as cable, satellite and internet companies. Although the stock increased by over 140% during 1999, we still believe it is the most attractive company in the media area and we have maintained our position.

EMC (EMC) develops and services computer storage and retrieval products that are the primary storage management devices for corporate networks and emerging internet-based services. EMC, which benefited from the 100% annual increase in the demand for storage and from their very strong competitive position, continues to see 30% earnings growth potential over the next few years. At the time the stock was purchased, we did not believe the market was pricing the stock consistent with its growth potential and competitive position. Therefore, we were able to buy EMC at a very attractive price and the stock responded with a gain of over 150% during 1999.

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NORTEL NETWORKS (NT) is one of the world's leading suppliers of network and telephone switching equipment that is the backbone enabling the booming growth in internet and cellular services. Nortel Networks was our largest active position in the technology area during 1999 and that investment decision proved very beneficial as Nortel increased by over 300%. Although we remain very optimistic about Nortel's competitive positioning in the networking market, the stock is approaching our price target and the position size was trimmed near year-end.

ORACLE (ORCL) provides database-management and network products that are used to store information critical to corporate information systems and more recently, to manage web based services. Oracle was the first of the enterprise software companies to provide web-enabled products and the company benefited significantly from these new products as well as from the boom in demand for database products from internet companies. After a strong gain of over 290% during 1999, Oracle reached our target price and the position was reduced significantly.

OUR BEST SELL DECISION DURING 1999 - XEROX (XRX)

During the first few days of June, Northern Capital received a call from our Xerox salesman inquiring as to whether we were planning on buying a new copier anytime during 1999. He indicated that if we would accelerate that purchase decision we could get a very attractive price. Apparently, sales and orders at Xerox were very weak and they were offering attractive purchase terms in order to make their sales target during the quarter. We bought the copier and after further investigating into the company's prospects versus market expectations, we sold the stock at $56 per share. In July, the company lowered its revenue growth guidance for the second half of the year. In October, the company announced the likelihood for lower earnings in 1999 and further lowered their guidance for earnings in 2000. Since June the stock has declined by over 60% to $22. Our decision to sell the stock based on the company's decline in sales and reduced backlog resulted in significant savings to the portfolio. By the way, the new digital copier is wonderful!

IT'S ALL RELATIVE!

During the last few years we have discussed how expensive some large-cap technology stocks were trading versus their underlying earnings prospects. One of these companies, Microsoft (MSFT), maintained the highest P/E ratio of any large-cap company for most of the 1990s. In November, we increased our holdings in Microsoft such that is was the largest position in the Fund. At that time, Microsoft was the most attractive large-cap technology company in our universe.

     - Microsoft was trading at a P/E ratio of 45 times, which was a significant discount to the other large-cap technology leaders:

               Yahoo!               300x     QUALCOMM              80x
               America Online       225x     Sun Microsystems      65x
               Cisco Systems         85x     EMC                   60x

     - The relative P/E multiple at 1.5 times the overall market was very attractive versus its historical average of over 3 times.

     - Earnings growth, which has been over 20% for the past ten years, was expected to remain robust as Windows 2000 is expected to be available in January of 2000.

     - The stock underperformed the technology sector by over 25% during the first three quarters of 1999.

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In summary, Microsoft was a very compelling purchase candidate relative to its peer group and versus its own history. We were quite fortunate with the timing of our purchase decision as the stock increased by over 30% during the month of December, closing the relative valuation gap that attracted us to the stock.

THE FUND'S TEN LARGEST HOLDINGS ON DECEMBER 31, 1999

          NAME                                 TICKER   POSITION SIZE
          ------------------------------------------------------------
          Microsoft                             MSFT         5.9%
          Dayton Hudson                         DH           3.9%
          Intel                                 INTC         3.9%
          Dell Computer                         DELL         3.9%
          General Electric                      GE           3.8%
          Seagate Technology                    SEG          3.5%
          Bristol-Myers Squibb                  BMY          3.4%
          First Data                            FDC          3.1%
          Ralston Purina                        RAL          2.9%
          Pfizer                                PFE          2.9%

LARGEST SECTOR EXPOSURES

          Technology                                        18.1%
          Healthcare                                        15.7%
          Networking & Telecommunications                   11.8%
          Information Software & Services                   11.0%
          Consumer Staples                                  10.7%
          Retail                                             9.5%
          Media & Leisure                                    5.8%

THE OVERALL MARKET DURING 1999

The increase in the S&P 500 Stock Index during 1999 marked the fifth consecutive year in which stocks gained in excess of 20%. There has been a distinct pattern to the gain in equities during 1998 and 1999 with stocks up nicely from the beginning of the year through June, a rather sharp correction occurring in the fall, and then a very strong fourth quarter rally. Although 1999 seemed fundamentally similar to 1998, the underlying data does not provide very compelling support for that conclusion. Interest rates, as defined by the five-year treasury yield, declined by over 110 basis points during 1998 with the majority of the decline occurring during the fourth quarter - concurrent with the large gain in the stock market. During 1999 however, interest rates increased by over 170 basis points or over 35%, which is one the largest twelve-month increases in the last twenty years.

The gains in the stock market against this negative interest rate outlook resulted in a disconnect between stock and bond prices and may signal the increased likelihood for a modest correction in stock prices. If a pullback occurs, we anticipate it to be relatively minor and narrowly focused with the majority of downside risk being in the highly priced technology areas. Our portfolios are positioned to benefit from a change in investor sentiment and we would look to further benefit from any decline by making opportunistic purchases of high-quality companies at lower prices.

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FRONTEGRA FUNDS

SUMMARY
In September of 1999, Northern Capital celebrated its 20th anniversary of providing investment advisory services. Although the Fund has a relatively short history under Northern Capital, our 20th anniversary and the end of the century warrant a reflective pause in which we would like to thank you for investing with us. As we move into the new century, we want to reaffirm our dedication to providing you with the best possible investment services and our goal of achieving long-term performance that exceeds the returns of the overall market. Please visit the Frontegra website at www.frontegra.com for daily prices and portfolio data.<F1>

We thank you for your continued support and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/Daniel T. Murphy, CFA  /s/Brian A. Hellmer, CFA     /s/Stephen L. Hawk, Ph.D.

Daniel T. Murphy, CFA     Brian A. Hellmer, CFA        Stephen L. Hawk, Ph.D.
President and Chief       Senior Vice President and    Chairman and
Investment Officer        Director of Research         Chief Executive Officer
Northern Capital          Northern Capital             Northern Capital
   Management                Management                   Management
dan.murphy@norcap.com     brian.hellmer@norcap.com     steve.hawk@norcap.com

<F1> The Fund is an actively managed portfolio. The companies discussed in this letter may or may not be currently held by the Fund.

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INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

               Frontegra         S&P 500/R       Russell 1000
                 Growth            Stock            Growth
                  Fund             Index            Index
               ---------        -----------      ------------

3/18/98       $100,000           $100,000         $100,000
6/30/98        102,000            104,875          106,362
9/30/98         85,800             94,443           96,700
12/31/98       108,939            114,556          122,555
3/31/99        113,144            120,264          130,347
6/30/99        119,452            128,742          135,363
9/30/99        112,643            120,710          130,400
12/31/99       136,161            138,670          163,176

-----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 12/31/99
-----------------------------
ONE YEAR              24.99%

AVERAGE ANNUAL
SINCE COMMENCEMENT    18.83%
-----------------------------

This chart assumes an initial gross investment of $100,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Growth Index is comprised of those securities in the Russell 1000 Index which have higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is comprised of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

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FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
--------------------------------------------------------------------------------
               COMMON STOCKS  100.3%
               Building Products  0.9%
      3,900    Masco Corp.                                            $98,963
                                                                  -----------

               Cosmetics & Toiletries  4.4%
      2,200    Colgate-Palmolive Co.                                  143,000
      2,900    Kimberly-Clark Corp.                                   189,187
      1,475    Procter & Gamble Co. (The)                             161,605
                                                                  -----------
                                                                      493,792
                                                                  -----------

               Electronic Components  2.2%
      1,900    Applied Materials, Inc.<F1>                            240,706
                                                                  -----------

               Financial  4.7%
      1,325    Chase Manhattan Corp. (The)                            102,936
      4,289    Citigroup Inc.                                         238,308
      6,975    MBNA Corp.                                             190,069
                                                                  -----------
                                                                      531,313
                                                                  -----------

               Food & Beverages  3.4%
      8,400    Kroger Co. (The)<F1>                                   158,550
      6,350    PepsiCo, Inc.                                          223,837
                                                                  -----------
                                                                      382,387
                                                                  -----------

               Healthcare  15.8%
      7,050    Abbott Laboratories                                    256,003
      2,850    Baxter International Inc.                              179,016
      6,000    Bristol-Myers Squibb Co.                               385,125
      4,785    Eli Lilly and Co.                                      318,203
      4,550    Merck & Co.                                            305,134
     10,175    Pfizer Inc.                                            330,052
                                                                  -----------
                                                                    1,773,533
                                                                  -----------

See notes to financial statements.

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Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
--------------------------------------------------------------------------------
               Information Services & Software  25.0%
      3,075    Cisco Systems, Inc.<F1>                            $   329,409
      8,650    Dell Computer Corp.<F1>                                441,150
      1,575    EMC Corp.<F1>                                          172,069
      7,005    First Data Corp.                                       345,434
      5,750    Microsoft Corp.<F1>                                    671,312
      2,099    Oracle Corp.<F1>                                       235,219
      8,600    Seagate Technology, Inc.<F1>                           400,438
      2,850    Sun Microsystems, Inc.<F1>                             220,697
                                                                  -----------
                                                                    2,815,728
                                                                  -----------

               Leisure & Entertainment  6.0%
      4,425    AT&T Corp. - Liberty Media Group<F1>                   251,119
      2,825    MediaOne Group, Inc.<F1>                               216,995
      2,800    Time Warner, Inc.                                      202,825
                                                                  -----------
                                                                      670,939
                                                                  -----------

               Multi-Sector Companies  12.0%
      2,800    General Electric Co.                                   433,300
      2,975    Honeywell International Inc.                           171,620
     12,175    Ralston-Ralston Purina Group                           339,378
      4,775    Tyco International Ltd.                                185,628
      7,300    Williams Companies, Inc. (The)                         223,106
                                                                  -----------
                                                                    1,353,032
                                                                  -----------

               Oil & Gas  1.9%
      4,400    Phillips Petroleum Co.                                 206,800
                                                                  -----------

               Retailing & Restaurants  11.7%
      8,325    CVS Corp.                                              332,480
      8,100    Cendant Corp.<F1>                                      215,156
      1,875    Costco Companies, Inc.<F1>                             171,094
      6,075    Dayton Hudson Corp.                                    446,133
      2,213    Home Depot, Inc. (The)                                 151,695
                                                                  -----------
                                                                    1,316,558
                                                                  -----------

See notes to financial statements.

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Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 1999 (Unaudited)

Number of Shares                                                        Value
--------------------------------------------------------------------------------
               Technology  6.2%
      5,330    Intel Corp.                                           $438,726
      1,750    Lucent Technologies Inc.                               130,922
      1,350    Texas Instruments Inc.                                 130,781
                                                                  -----------
                                                                      700,429
                                                                  -----------

               Telecommunications  6.1%
      2,332    AT&T Corp.                                             118,349
      2,350    CenturyTel, Inc.                                       111,331
      4,200    MCI WorldCom, Inc.<F1>                                 222,862
      2,260    Nortel Networks Corp.                                  228,260
                                                                  -----------
                                                                      680,802
                                                                  -----------

               TOTAL COMMON STOCKS
               (cost $9,214,783)                                   11,264,982
                                                                  -----------

Principal Amount
----------------
               SHORT-TERM INVESTMENT  0.4%
               Variable Rate Demand Note  0.4%
    $39,155    Pitney Bowes Credit Corp.                               39,155
                                                                  -----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $39,155)                                          39,155
                                                                  -----------

               TOTAL INVESTMENTS  100.7%
               (cost $9,253,938)                                   11,304,137

               Liabilities, less Other Assets  (0.7)%                (75,405)
                                                                  -----------

               NET ASSETS  100.0%                                 $11,228,732
                                                                  ===========

<F1> Non-income producing

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

ASSETS:
Investments at value (cost $9,253,938)                            $11,304,137
Cash                                                                      128
Receivable for investments sold                                       472,443
Interest and dividends receivable                                       6,814
Receivable from adviser                                                10,800
Other assets                                                            1,779
                                                                  -----------
Total assets                                                       11,796,101
                                                                  -----------
LIABILITIES:
Payable for investments purchased                                     373,990
Payable for Fund shares redeemed                                      176,067
Accrued investment advisory fee                                         7,318
Accrued expenses                                                        9,994
                                                                  -----------
Total liabilities                                                     567,369
                                                                  -----------
NET ASSETS                                                        $11,228,732
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                    $9,158,292
Accumulated undistributed net realized gain                            20,241
Net unrealized appreciation on investments                          2,050,199
                                                                  -----------
NET ASSETS                                                        $11,228,732
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                                829,567
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $13.54
                                                                       ======

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF OPERATIONS


                                                                   SIX MONTHS
                                                                      ENDED
                                                                  DECEMBER 31,
                                                                      1999
                                                                   (UNAUDITED)
                                                                  ------------
INVESTMENT INCOME:
Dividends (net of $138 foreign
  withholding taxes)                                                  $33,811
Interest                                                                2,964
                                                                  -----------
                                                                       36,775
                                                                  -----------

EXPENSES:
Investment advisory fees                                               34,278
Fund administration and accounting fees                                27,095
Audit fees                                                              6,924
Legal fees                                                              6,855
Shareholder servicing fees                                              6,621
Custody fees                                                            6,479
Reports to shareholders                                                 3,776
Federal and state registration fees                                     3,653
Directors' fees and related expenses                                      905
Other                                                                     115
                                                                  -----------
Total expenses before waiver and reimbursement                         96,701
Waiver and reimbursement of expenses by adviser                      (62,414)
                                                                  -----------
Net expenses                                                           34,287
                                                                  -----------
NET INVESTMENT INCOME                                                   2,488
                                                                  -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                       54,170
Change in net unrealized appreciation
  on investments                                                    1,473,874
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                    1,528,044
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $1,530,532
                                                                  ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX
                                             MONTHS       EIGHT
                                              ENDED       MONTHS      PERIOD
                                          DECEMBER 31,    ENDED        ENDED
                                              1999       JUNE 30,   OCTOBER 31,
                                           (UNAUDITED)     1999      1998<F1>
                                           ----------- -----------  -----------
OPERATIONS:
Net investment income                         $2,488       $3,778      $2,486
Net realized gain (loss)
  on investments                              54,170      104,466    (95,500)
Change in net unrealized appreciation
  (depreciation) on investments            1,473,874      659,763    (83,438)
                                         -----------  ----------- -----------
Net increase (decrease) in net
  assets resulting from operations         1,530,532      768,007   (176,452)
                                         -----------  ----------- -----------

DISTRIBUTIONS PAID FROM:
Net investment income                        (6,376)      (3,813)           -
Net realized gain on investments            (42,785)            -           -
                                         -----------  ----------- -----------
Net decrease in net assets resulting
  from distributions paid                   (49,161)      (3,813)           -
                                         -----------  ----------- -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                5,342,445    1,563,725   2,533,745
Shares issued to holders in
  reinvestment of distributions               49,091        3,813           -
Shares redeemed                            (263,414)     (55,261)    (14,525)
                                         -----------  ----------- -----------
Net increase in net assets resulting
  from capital share transactions          5,128,122    1,512,277   2,519,220
                                         -----------  ----------- -----------

TOTAL INCREASE
  IN NET ASSETS                            6,609,493    2,276,471   2,342,768
                                         -----------  ----------- -----------

NET ASSETS:
Beginning of period                        4,619,239    2,342,768           -
                                         -----------  ----------- -----------
End of period
  (includes accumulated
  undistributed net investment
  income of $0, $3,778 and
  $3,813, respectively)                  $11,228,732   $4,619,239  $2,342,768
                                         ===========  =========== ===========


<F1> Commenced operations on March 18, 1998.

See notes to financial statements.

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Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                               SIX
                                             MONTHS       EIGHT
                                              ENDED       MONTHS      PERIOD
                                          DECEMBER 31,    ENDED        ENDED
                                              1999       JUNE 30,   OCTOBER 31,
                                           (UNAUDITED)     1999      1998<F1>
                                           ----------- -----------  -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $11.93        $9.29      $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)              (0.00)<F5>         0.01        0.01
Net realized and unrealized gain
  (loss) on investments                         1.67         2.64      (0.72)
                                           ---------    ---------   ---------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                         1.67         2.65      (0.71)
                                           ---------    ---------   ---------


LESS DISTRIBUTIONS PAID:
From net investment income                    (0.01)       (0.01)           -
From net realized gain
  on investments                              (0.05)            -           -
                                           ---------    ---------   ---------
TOTAL DISTRIBUTIONS PAID                      (0.06)       (0.01)           -
                                           ---------    ---------   ---------

NET ASSET VALUE, END OF PERIOD                $13.54       $11.93       $9.29
                                           =========    =========   =========

TOTAL RETURN<F2>                              13.99%       28.58%     (7.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)     $11,229       $4,619      $2,343
Ratio of expenses to average
  net assets<F3><F4>                           0.80%        0.80%       0.80%
Ratio of net investment income
  to average net assets<F3><F4>                0.06%        0.16%       0.28%
Portfolio turnover rate<F2>                     112%         106%         67%


<F1> Commenced operations on March 18, 1998.
<F2> Not annualized for periods less than a full year.
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.24%, 4.52% and 9.23%, and the ratio of net investment income to average net assets would have been (1.38)%, (3.56)% and (8.15)% for the periods ended December 31, 1999, June 30, 1999 and October 31, 1998, respectively.
<F4> Annualized.
<F5> Less than one cent per share.

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (Unaudited)

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Growth Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Opportunity Fund. The Fund is sub-advised by Northern Capital Management, Inc. The Fund commenced operations on March 18, 1998.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Northern Capital Management, Inc. pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

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(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2 and December 31, 1999, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. The term of this expense cap agreement is twelve months.

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                             SIX MONTHS         EIGHT MONTHS
                                               ENDED                ENDED
                                         DECEMBER 31, 1999     JUNE 30, 1999
                                         -----------------   -----------------
     Shares sold                              458,782             139,727
     Shares issued to holders in
        reinvestment of distributions           3,634                 351
     Shares redeemed                         (20,117)             (5,018)
                                           ----------          ----------
     Net increase in shares outstanding       442,299             135,060
                                           ==========          ==========

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(LOGO)
FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1999 (Unaudited)

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended December 31, 1999, are summarized below:

     Purchases               $12,751,994
     Sales                    $7,604,946

     There were no purchases or sales of U.S. government securities.

     At December 31, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $9,434,229, were as follows:

     Appreciation                       $2,262,206
     Depreciation                        (392,298)
                                        ----------
     Net appreciation on investments    $1,869,908
                                        ==========

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                             FRONTEGRA FUNDS, INC.
                     c/o Firstar Mutual Fund Services, LLC
                 P.O. Box 701, Milwaukee, Wisconsin 53201-0701

                                                                     FG-408-0100